UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 24, 2026, AMC Entertainment Holdings, Inc. (the “Company” or “AMC”) and Muvico, LLC, a wholly-owned subsidiary of the Company (“Muvico”), and certain holders of Muvico’s Senior Secured Notes due 2029 (the “2029 Notes,” and such holders, the “2029 Noteholders”), agreed to amend the indenture governing the 2029 Notes (as previously amended, supplemented and/or modified from time to time, the “2029 Notes Indenture”). The amendment (the “Amendment”) provides that any additional security interest to be created upon any property or assets in and of the Odeon Group (as defined in the 2029 Notes Indenture) that would constitute collateral for the 2029 Notes shall be granted as security for the 2029 Notes on a junior basis to certain other existing debt, and any permitted refinancings thereof, including the new debt offerings previously announced by the Company on February 23, 2026. On February 24, 2026, AMC, Muvico, the other guarantors party thereto and CSC Delaware Trust Company, as trustee and notes collateral agent, entered into a supplemental indenture (the “Supplemental Indenture”) to the 2029 Notes Indenture to effectuate the Amendment.

The foregoing summary of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Supplemental Indenture, by and among Muvico, the Company, the other guarantors party thereto and CSC Delaware Trust Company, as trustee and collateral agent, dated as of February 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: February 25, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary

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